MAINSTAY FUNDS TRUST

MAINSTAY CUSHING RENAISSANCE ADVANTAGE FUND

51 MADISON AVE

NEW YORK, NEW YORK 10010

UPDATED NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

We have changed the date and location of the Special Meeting (“Special Meeting”) of Shareholders of MainStay Cushing® Renaissance Advantage Fund (the “Fund”) originally scheduled for May 8, 2020, at 9:00 a.m. Eastern time.

Due to the public health impact of the coronavirus (COVID-19) pandemic and to mitigate potential risks to the health and safety of the Fund’s shareholders, and advisory and administrative personnel, the Special Meeting will now take place on May 15, 2020 and will be held by audio teleconference only.

Shareholders may access the teleconference by calling the following phone number at 9:00 a.m. Eastern time, on Friday, May 15, 2020:

United States/International (toll-free):	1-866-519-2796
Participant Passcode:	787712

The above phone number will only be active for the date and time of the meeting. If you have any questions prior to the meeting, please call the Fund’s proxy solicitor, Di Costa Partners, at the phone number provided below.

The agenda for the Special Meeting is unchanged from the previous notice dated March 13, 2020, and the combined proxy statement/prospectus and proxy card that were mailed to shareholders on or about March 27, 2020 remain valid (except for the date of and the method of holding the Special Meeting). Shareholders of record at the close of business on February 21, 2020 are entitled to vote at the Special Meeting. If you wish to vote at the meeting, instructions will be provided during the teleconference.

If you have already voted by mail, by telephone or online, you do not need to do anything. If you have any questions about the Special Meeting or about voting, please call the Fund’s proxy solicitor, Di Costa Partners, at 1–833-892-6620 (toll-free).

By Order of the Board of Trustees of the Trust,

J. Kevin Gao

Chief Legal officer and Secretary

April 23, 2020

THIS NOTICE SHOULD BE READ IN CONJUCTION WITH THE COMBINED PROXY STATEMENT/PROSPECTUS.

IF YOU HAVE NOT YET VOTED, THE FUND NEEDS YOUR VOTE IMMEDIATELY